                           SCHEDULE 14A INFORMATION

         PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )


Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:


/ /  Preliminary Proxy Statement                        / / Confidential, for Use of the Commission
                                                            Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              TNR TECHNICAL, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                              TNR TECHNICAL, INC.
                             301 CENTRAL PARK DRIVE
                             SANFORD, FLORIDA 32771

                  NOTICE OF AN ANNUAL MEETING OF SHAREHOLDERS
                  TO BE HELD ON NOVEMBER 22, 1996 AT 8:00 A.M.

To the Shareholders of TNR Technical, Inc.

         Notice is hereby given that an Annual Meeting of Shareholders (the "Meeting") of TNR Technical, Inc., a New York corporation (the "Company"), will be held at the Company's executive office at 301 Central Park Drive, Sanford, Florida 32771 on November 22, 1996 at the hour of 8:00 A.M. local time for the following purposes:

                 (1) To elect three Directors of the Company for the coming year and;

                 (2) To transact such other business as may properly come before the Meeting.

         Only shareholders of record at the close of business on October 28, 1996 are entitled to notice of and to vote at the Meeting or any adjournment thereof.

                            By Order of the Board of Directors

                            Jerrold Lazarus, Chairman of the Board

October 28, 1996

         IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. YOU ARE INVITED TO ATTEND THE MEETING IN PERSON, BUT WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE. IF YOU DO ATTEND THE MEETING, YOU MAY, IF YOU PREFER, REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

TNR TECHNICAL, INC
                                                              301 CENTRAL AVENUE
                                                          SANFORD, FLORIDA 32771
                                                                  (407) 321-3011
                                PROXY STATEMENT

         This Proxy Statement and the accompanying proxy are furnished by the Board of Directors of the Company in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders (the "Meeting") referred to in the foregoing notice. It is contemplated that this Proxy Statement, together with the accompanying form of proxy and the Company's Annual Report for the year ended July 31, 1996 will be mailed together to shareholders on or about October 29, 1996.

         The record date for the determination of shareholders entitled to notice of and to vote at the Meeting is October 28, 1996. On that date there were issued and outstanding, approximately 262,437 shares of Common Stock, par value $.02 per share. The presence, in person or by proxy, of the holders of a majority of the shares of Common Stock outstanding and entitled to vote at the Meeting is necessary to constitute a quorum. In deciding all questions, a shareholder shall be entitled to one vote, in person or by proxy, for each share held in his name on the record date. Directors will be elected by a plurality of the votes cast at the Meeting. All other proposals, if any, will be decided by a majority of the votes cast at the Meeting.

         All proxies received pursuant to this solicitation will be voted (unless revoked) at the Annual Meeting of November 22, 1996 or any adjournment thereof in the manner directed by a shareholder and, if no direction is made, will be voted for the election of each of the management nominees for director in Proposal No. 1. If any other matters are properly presented at the meeting for action, which is not presently anticipated, the proxy holders will vote the proxies (which confer authority to such holders to vote on such matters) in accordance with their best judgment. A proxy given by a shareholder may nevertheless be revoked at any time before it is voted by communicating such revocation in writing to the transfer agent, American Stock Transfer & Trust Company, at 40 Wall Street, New York, New York 10005 or by executing and delivering a later-dated proxy. Furthermore, any person who has executed a proxy but is present at the Meeting may vote in person instead of by proxy; thereby canceling any proxy previously given, whether or not written revocation of such proxy has been given.

         As of the date of this Proxy Statement, the Board of Directors knows of no matters other than the foregoing that will be presented at the Meeting. If any other business should properly come before the Meeting, the accompanying form of proxy will be voted in accordance with the judgment of the persons named therein, and discretionary authority to do so is included in the proxies. All expenses in connection with the solicitation of this proxy will be paid by the Company. In addition to solicitation by mail, officers, directors and regular employees of the Company who will receive no extra compensation for their services, may solicit proxies by telephone, telegraph or personal calls. Management does not intend to use specially engaged employees or paid solicitors for such solicitation. Management intends to solicit proxies which are held of record by brokers, dealers, banks, or voting trustees, or their nominees, and may pay the reasonable expenses of such record holders for completing the mailing of solicitation materials to persons for whom they hold the shares. All solicitation expenses will be borne by the Company.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.

         As of October 10, 1996, the Company had outstanding 262,437 shares of Common Stock. The only persons of record who presently hold or are known to own (or believed by the Company to own) beneficially more than 5% of the outstanding shares of such class of stock is listed below. The following table also sets forth certain information as to holdings of the Company's Common Stock of all officers and directors individually, and all officers and directors as a group. (The shares shown in the table below for Norman Thaw and his sons, Wayne Thaw and Mitchel Thaw are not beneficially owned by each other and are listed separately).

                               Name and                       Amount and
                               Address of                     Nature of
                               Beneficial                     Beneficial              Approximate
  Title of Class               Owner                          Ownership (1)           Percent
--------------------------------------------------------------------------------------------------
  Common Stock               Wayne Thaw (3)                      48,592                  18.5

  Common Stock               Norman L. Thaw (2)(3)               58,228                  22.2

  Common Stock               Jerrold Lazarus (3)                    441                   *

  Common Stock               All Directors and Officers         107,624                  41.0
                             as a group (three persons)

  Common Stock               Mitchel A. Thaw (3)                 21,525                   8.2


* Owns less than 1% of the issued and outstanding shares of the Company's Common Stock.
-------------

(1) All shares are directly owned, and the sole investment and voting power is held, by the persons named.

(2) May be deemed to be a parent and/or founder of the Company under the Securities Act of 1933, as amended and may be deemed to be a "control person" of the Company within the meaning of the Securities Exchange Act of 1934.

(3)      Address: 301 Central Park Drive, Sanford, Florida 32771.

         The Company does not know of any arrangement or pledge of its securities by persons now considered in control of the Company that might result in a change of control of the Company.


                                 PROPOSAL NO. 1
                             ELECTION OF DIRECTORS

                MANAGEMENT RECOMMENDS THAT YOU VOTE IN FAVOR OF
                 THE NOMINEES NAMED TO THE BOARD OF DIRECTORS.

                         DIRECTORS WILL BE ELECTED BY A
                  PLURALITY OF THE VOTES CAST AT THE MEETING.

         Three directors are to be elected at the meeting for terms of one year each and until their successors shall be elected and qualified. It is intended that votes will be cast pursuant to such proxy for the election of the three persons whose names are first set forth below unless authority to vote for one or more of the nominees is withheld by the enclosed proxy, in which case it is intended that votes will be cast for those nominees, if any, with respect to whom authority has not been withheld. All of the nominees are now members of the Board of Directors and were re-elected as directors by the shareholders at the Company's last Annual Meeting which was held on November 21, 1995. In the event that any of the nominees should become unable or unwilling to serve as a director, a contingency which the management has no reason to expect, it is intended that the proxy be voted, unless authority is withheld, for the election of such person, if any, as shall be designated by the Board of Directors. The following table sets forth information concerning each director of the Company, each of which has been nominated to continue as a director of the Company.

                                               Term           First
                                                of            Became              Principal
Name                            Age           Office         Director             Occupation
----                            ---           ------         --------             ----------
Jerrold Lazarus                 64             (1)             1987               Chairman of the
                                                                                  Board and Chief
                                                                                  Executive Officer
                                                                                  of the Company

Norman L. Thaw                  63             (1)             1979               President of
                                                                                  Stride Rite
                                                                                  Stables, Inc.,
                                                                                  Private Investor

Wayne Thaw                      39             (1)             1983               President and
                                                                                  Chief Operating
                                                                                  Officer of the
                                                                                  Company

________________

(1) Directors are elected at the annual meeting of stockholders and hold office to the following annual meeting.

BIOGRAPHIES OF BOARD NOMINEES

         Jerrold Lazarus has been a full time employee of the Company since October 1987 and has served as an Executive Officer of the Company since joining the Company.

         Norman L. Thaw is one of the founders of the Company and served as its Chairman and Chief Executive Officer between March 1987 and April 1988. For more than the past five years, Mr. Thaw's principal occupation is the President of Stride Rite Stables, Inc., a thoroughbred racing and breeding farm in South Florida.

         Wayne Thaw has been a full time employee of the Company since 1980 and has served as an Executive Officer of the Company since 1981. Wayne Thaw is the son of Norman L. Thaw.

         During fiscal 1996, action was taken by way of unanimous written consent in lieu of a formal meeting on two occasions by the Board of Directors.

         The Company's last annual meeting of shareholders was held on November 21, 1995. Of the 262,433 shares of Common Stock eligible to vote at such meeting, 190,246 shares were present in person or by proxy. At such meeting, Jerrold Lazarus, Norman Thaw and Wayne Thaw were elected directors. The inspectors of election reported that Jerrold Lazarus received 188,991 shares in favor and 1,255 shares against, Norman Thaw received 188,996 shares in favor and 1,250 shares against and Wayne Thaw received 188,996 shares in favor and 1,250 against.

         The following table sets forth information concerning each executive officer of the Company. The officers of the Company serve at the pleasure of the Board of Directors and until their successors are chosen and qualify.

Name                               Age              Position with Company
----                               ---              ---------------------
Jerrold Lazarus                    64               Chairman of the Board, Chief
                                                    Executive Officer, Chief
                                                    Financial Officer, Secretary
                                                    and Treasurer

Wayne Thaw                         39               President, Chief Operating
                                                    Officer


Executive Compensation

         The following table provides a summary compensation table with respect to the compensation of the Company's two executive officers.

                           SUMMARY COMPENSATION TABLE



                                                                                           Long Term Compensation
                                             Annual Compensation                        Awards              Payouts
                                   ----------------------------------------      -----------------------   ----------
     (a)                (b)           (c)            (d)             (e)           (f)            (g)         (h)           (i)
                                                                     Other                                                  All
    Name                                                            Annual       Restricted                                Other
    and                                                             Compen-        Stock        Number       LTIP         Compen-
   Principal                                                        sation       Award(s)          of        Payouts      sation
   Position              Year      Salary ($)      Bonus ($)        ($)(1)          ($)         Options        ($)         ($)

Jerrold Lazarus          1996        79,627         7,500              0            0             0            0              0
     CEO,                1995        81,200         7,500            4,900          0             0            0              0
Chairman of the Board    1994        79,750         7,500            4,900          0             0            0              0

Wayne Thaw,              1996       106,308         7,500              0            0             0            0              0
  President              1995        95,200         7,500              0            0             0            0              0
                         1994        95,200         7,500              0            0             0            0              0

----------

         (1) Does not include the value of a leased automobile at the monthly lease rate of $480 which is provided to each officer for business purposes.

         During the past three fiscal years, the Company has not granted restricted stock awards, stock options or stock appreciation rights. In addition, the Company does not have a defined benefit or actuarial plan.

         The Company has no employment contracts with its executive officers. Jerrold Lazarus and Wayne Thaw are currently receiving a weekly salary of approximately $1,400 and $2,000, respectively. The Company provides each of its two executive officers with a leased automobile. The Company has no annuity, pension, or retirement benefits for its employees. The Company has not afforded any of its officers or directors any other personal benefits, the value of which exceeds 10% of his cash compensation, which is not directly related to job performance or provided generally to all salaried employees.

Stock Option Plans

The 1992 Plan

         The 1992 Incentive and Non-Qualified Stock Option Plan, (the "1992 Plan"), was approved by the Board of Directors on November 17, 1992 and ratified by stockholders on January 29, 1993. The 1992 Plan covers 60,000 shares of Common Stock, subject to adjustment of shares under the anti-dilution provisions of the 1992 Plan. The 1992 Plan authorizes the issuance of the options covered thereby as either "Incentive Stock Options" within the meaning of the Internal Revenue Code of 1986, as amended, or as "Non-Statutory Stock Options." Persons eligible to receive options under the 1992 Plan includes employees, directors, officers, consultants or advisors, provided that bona fide services shall be rendered by consultants or advisors and such services must not be in connection with the offer or sale of securities in a capital raising transaction; however, only employees (who may also be officers and/or directors) are eligible to receive an Incentive Stock Option. The 1992 Plan also provides that no options may be granted after November 16, 2002. As of September 16, 1996, no options have been granted under the 1992 Plan.

         The 1992 Plan is administered by the Company's Board of Directors or a stock option committee consisting of three members of the Board which has the authority to determine the persons to whom options shall be granted, whether any particular option shall be an Incentive Option or a Non-Statutory Option, the number of shares to be covered by each option, the time or times at which options will be granted or may be exercised and the other terms and provisions of the Options.

         Under the 1992 Plan, the aggregate fair market value (determined at the time the option is granted) of the optioned stock for which Incentive Stock Options are exercisable for the first time by any employee during any calendar year (under all such Plans of the individual's Employer Corporation and its parent and subsidiary corporation) shall not exceed $100,000.

         The 1992 Plan also provides that the Board of directors shall determine the exercise price of the Common Stock under each option. The 1992 Plan also provides that: (i) the exercise price of Incentive Stock Options granted thereunder shall not be less than 100% (110% if the optionee owns 10% or more of the outstanding voting securities of the Company) of the fair market value of such shares on the date of grant, as determined by the Board or Committee, and (ii) no option by its terms may be exercised more than ten years (five years in the case of an Incentive Stock Option, where the optionee owns 10% or more of the outstanding voting securities of the Company) after the date of grant. Any options which are canceled or not exercised within the option period become available for future grants. All Stock Options are non-transferable except by will or the laws of descent and distribution.

Report of the Board of Directors on Executive Compensation

         During fiscal 1996, the entire Board which consists of Norman Thaw, Jerrold Lazarus and Wayne Thaw held primary responsibility for determining executive compensation levels. The goals of the Company's compensation program is to align compensation with business objectives and performance and to enable the Company to attract, retain and reward executive officers and other key employees who contribute to the long-term success of the Company. The Company has provided on a prospective basis annual incentive opportunity to several of its key employees sufficient to provide motivation to achieve specific operating goals.

Compensation Committee Interlocks and Insider Participation

         During fiscal 1996, Jerrold Lazarus and Wayne Thaw, executive officers of the Company, were involved in determining executive officer compensation levels as members of the Board of Directors.

Compensation of Board of Directors

         Directors do not presently receive compensation for serving on the Board or on its committees. Depending on the number of meetings and the time required for the Company's operations, the Company may decide to compensate its directors in the future.

Certain Transactions

         The Company's executive office, sales, distribution assembly facility and retail store is located at 301 Central Park Drive, Sanford, Florida 32771. These facilities which consist of approximately 8,000 square feet of space, are leased from RKW Holdings Ltd., a Florida Limited Partnership, controlled by Wayne Thaw, an executive officer and director of the Company. The lease provides for a term of ten years with a base annual rent of $59,800 in year one of the term with annual increases of five percent over the preceding year's base rent. The Company is also responsible for the payment of all sales, use and other taxes related to the leased facilities. The Company owns production equipment, primarily welding, soldering, testing, pneumatic and material handling equipment, and inspection equipment which has been sufficient for its needs to date.

                               OTHER INFORMATION

         Accompanying this Proxy Statement and the notice of meeting which is the first page of this Proxy Statement is the Company's Proxy and 1996 Annual Report for its fiscal year ended July 31, 1996. Incorporated by reference as if set forth herein in its entirety are changes in and disagreements with accountants on accounting and financial disclosure contained in the Company's 1996 Annual Report.

         The principal accountant who has been selected by the Company for the current fiscal year is James, Parks, Tschopp & Whitcomb, P.A., who served as the Company's independent public accountant for the fiscal year ended July 31, 1996. It is not expected that a representative of James, Parks, Tschopp & Whitcomb, P.A. will be present at the Annual Meeting of Shareholders.

                           AVAILABILITY OF FORM 10-K

         COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED JULY 31, 1996 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WILL BE PROVIDED FREE OF CHARGE TO ANY SHAREHOLDER UPON WRITTEN REQUEST TO TNR TECHNICAL, INC., ATT: SHAREHOLDER RELATIONS, 301 CENTRAL PARK DRIVE, SANFORD, FLORIDA 32771.

PROPOSALS OF SECURITY HOLDERS

         Proposals of security holders intended to be presented at the next Annual Meeting must be received by the Company for inclusion in the Company's Proxy Statement and form of proxy relating to that meeting no later than July 31, 1997.

                                        TNR TECHNICAL, INC.

                                        Jerrold Lazarus,
                                        Chairman of the Board and
                                          Chief Executive Officer

                                                                     Appendix


                                                                           PROXY
                      TNR TECHNICAL, INC. - ANNUAL MEETING
                  TO BE HELD ON NOVEMBER 22, 1996 AT 8:00 A.M.
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned shareholder of TNR Technical, Inc., a New York corporation (the "Company"), acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, dated October 28, 1996 and hereby constitutes and appoints Wayne Thaw and Jerrold Lazarus or either of them acting singly in the absence of the other, with a power of substitution in either of them, the proxies of the undersigned to vote with the same force and effect as the undersigned all shares of Common Stock of the Company held by the undersigned at the Annual Meeting of Shareholders of the Company to be held at the executive offices of the Company at 301 Central Park Drive, Sanford, Florida 32771, on November 22, 1996 at 8:00 A.M. local time and at any adjournment or adjournments thereof, hereby revoking any proxy or proxies heretofore given and ratifying and confirming all that said proxies may do or cause to be done by virtue thereof with respect to the following matters:

1. The election of the three directors nominated by the Board of Directors.

         FOR all nominees listed below (except                      WITHHOLD AUTHORITY to vote
         as indicated below), please check here  [ ]                for all nominees listed below,
                                                                    please check here [ ]

                 Jerrold Lazarus        Norman L. Thaw      Wayne Thaw

TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE OR NOMINEES WRITE SUCH NOMINEE'S OR NOMINEES' NAME(S) IN THE SPACE PROVIDED BELOW.)
              __________________________________________________


2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or adjournments thereof.

The Board of Directors favors a "FOR" designation for proposal 1.   THIS PROXY
WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED, THE PROXY WILL BE VOTED FOR THE ELECTION OF THE THREE NAMED INDIVIDUALS AS DIRECTORS.

Dated ___________________________________1996

_________________________________________(L.S.)

_________________________________________(L.S.)

Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as it appears hereon. When signing as joint tenants, all parties in the joint tenancy must sign. When a proxy is given by a corporation, it should be signed by an authorized officer and the corporate seal affixed. No postage is required if returned in the enclosed envelope and mailed in the United States.

PLEASE SIGN, DATE AND MAIL THIS PROXY IMMEDIATELY IN THE ENCLOSED ENVELOPE.